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                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)      June 13, 1994


                                  TIDEWATER INC.
              (Exact name of registrant as specified in its charter)


      DELAWARE                      1-6311                     72-0487776
   (State or Other                (Commission               (I.R.S. Employer
   Jurisdiction of                File Number)               Identification
   Incorporation)                                                Number)


1440 Canal Street, Suite 2100, New Orleans, Louisiana             70112
      (Address of principal executive offices)                  (Zip Code)


Registrant's telephone number, including area code:   (504) 568-1010


                                 NOT APPLICABLE
   Former name, former address and former fiscal year, if changed since last report.





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ITEM 5.  OTHER EVENTS.

         On June 13, 1994 the Company announced that its Board of Directors had appointed William C. O'Malley as chairman, president and chief executive officer to succeed John P. Laborde who is retiring in the fall of 1994. Mr. O'Malley will be appointed president and chief operating officer of the Company on September 19, 1994 and will hold that office until Mr. Laborde's retirement becomes effective at the conclusion of the Company's annual meeting of shareholders, which is expected to be held in October 1994.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

Exhibit No.                            Description
- - - - - -----------                            -----------

    10 Employment Agreement dated June 13, 1994 between Tidewater Inc. and William C. O'Malley





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                      TIDEWATER INC.
                                                       (Registrant)


Date:  June 23, 1994                               /s/ Victor I. Koock
                                           Victor I. Koock
                                           Senior Vice President, Secretary, and
                                             Co-General Counsel





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                              INDEX TO EXHIBITS


Exhibit No.                       Description
- - - - - -----------                       -----------
    10 Employment Agreement dated June 13, 1994 between Tidewater Inc. and William C. O'Malley